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                                                                  EXHIBIT 10.67




                  FIRST AMENDMENT TO MASTER AGREEMENT TO LEASE

        THIS FIRST AMENDMENT TO MASTER AGREEMENT TO LEASE ("Amendment") is made and entered into as of the 31st day of December, 1999, by and between PRISON REALTY TRUST, INC. (formerly Prison Realty Corporation), a Maryland corporation ("Landlord") and CORRECTIONS CORPORATION OF AMERICA (formerly Correctional Management Services Corporation), a Tennessee corporation ("Tenant").

                              W I T N E S S E T H:

        WHEREAS, Landlord and Tenant have previously entered into the Master Agreement to Lease, dated January 1, 1999 (the "Master Agreement"), which sets forth certain terms and conditions pursuant to which Landlord leases certain properties to the Tenant; and

        WHEREAS, Landlord and Tenant now desire to amend certain terms and provisions of the Master Agreement, as more particularly set forth herein.

        NOW, THEREFORE, in consideration of the foregoing and their respective agreements and undertakings herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

        1. Section 2.02 of the Master Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

               2.02 Additional Rent. On each Rent Escalation Date (as defined in each Lease), the Tenant shall pay Landlord an amount (the "Additional Rent") each year equal to the lesser of (i) four percent (4%) of the Total Rent (for the purposes hereof Total Rent is equal to the product of (a) the aggregate rental payments due and payable by Tenant to Landlord for the month immediately preceding the Rent Escalation Date and (b) twelve (12)) or (ii) ten percent (10%) of the excess of the Tenant's aggregate gross management revenues for the prior year over the Tenant's Base Revenue (for purposes hereof, the Tenant's Base Revenue shall be $325,000,000). The Additional Rent shall be payable monthly, along with Base Rent, and otherwise in the manner as set forth in
        Section 2.01 above. Tenant shall provide to Landlord, not later than thirty (30) days following each Rent Escalation Date, Tenant's statement, certified by Tenant's chief financial officer, setting forth Tenants' aggregate gross management revenues for each prior year.

        2. Except as specifically modified or amended herein, all terms and provisions of the Master Agreement shall continue and remain in full force and effect.

                         [signatures on following page]



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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above:



                                    LANDLORD:


                                    PRISON REALTY TRUST, INC.

                                    By: /s/ Doctor R. Crants
                                       -----------------------------------------

                                    Its: Chief Executive Officer
                                         ---------------------------------------


                                     TENANT:


                                     CORRECTIONS CORPORATION OF AMERICA

                                     By: /s/ Darrell K. Massengale
                                        ----------------------------------------

                                     Its: Chief Financial Officer and Secretary
                                         ---------------------------------------





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